2007 KBW Community Bank Conference

slades bank

Pleasantly different.

Forward Looking Statement

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Statements made in this presentation, including in response to questions, which are not historical facts are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements include statements about the future business prospects and outlook for Slade's Ferry Bancorp, and the future operating results of Slade's Ferry Bancorp. These forward-looking statements are based on management's current expectations and as such, are subject to risks and uncertainties which could case actual results to differ materially from those currently anticipated due to a number of factors, which could include, but are not limited to, changes in the national economy and in the economy in Slade's market areas, changes in business conditions, including, for example, changes in interest rates, regulatory changes, and the other factors discussed in Slade's filings on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission from time to time. Except as required by law, Slade's does not undertake any obligation to update or revise forward looking statements to reflect events or circumstances after the date of this investor presentation.

2006 Financial Summary

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- Assets - $607.8 million
  Up 3.7% over 2005
- Total gross loans - $427 million
  Up 3.0% over 2005
- Deposits - $424 million
  Up 2.0% over 2005
- Net Income - $3.6 million
  Compared to $4 million in 2005

Total Assets
($ in millions)



3.7% Increase
2005 - 2006
$615
$610
$605
$600
$595
$590
$585
$580
$575
$570
$585.9
$607.8
2005
2006

Total Gross Loans
($ in millions)



3.1% Increase
2005 - 2006
$430
$426
$422
$418
$414
$410
$414.3
$427.0
2005
2006

Total Gross Loans


Residential
31%
Commercial RE
49%
Construction
5%
HELOC
3%
Commercial
11%
Consumer
1%

Asset Quality

- Total Non Performing Loans were $600,000
  - Compared to $906,000 in 2005
- Both 2005 and 2006 net recoveries
- Focus on quality loans

Total Deposits
($ in millions)



2.0% Increase
2005 - 2006
$424.0
$415.8
$426
$424
$422
$420
$418
$416
$414
$412
$410
2005
2006

Total Deposits

(Based on Average Balances)



Money Market
6%
Time
43%
Savings
20%
NOW
13%
Demand
18%

Interest Income
($ in millions)



15.5% Increase
2005 - 2006
$34
$33
$32
$31
$30
$29
$28
$27
$26
$28.9
$33.4
2005
2006

Interest Expense

($ in millions)



39.5% Increase
2005 - 2006
$16
$15
$14
$13
$12
$11
$10
$9
$8
$10.9
$15.3
2005
2006

Net Interest Margin



3.39%
3.26%
4%
3%
2%
1%
0%
2005
2006

Non-Interest Income
($ in millions)



18.4% Increase
2005 - 2006
$4
$3
$2
$1
$0
$2.3
$2.7
2005
2006

Non-Interest Expense
($ in millions)



7.2% Increase
2005 - 2006
$16
$15
$14
$13
$12
$11
$10
$13.8
$14.9
2005
2006

Net Income
($ in millions)



$5.0
$4.0
$3.0
$2.0
$1.0
$4.0
$3.6
2005
2006

Q2 Financial Results

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	06/30/07
Net income	$1.7 million
Earnings per Share (Assuming Dilution)	$0.41
Book Value per Share	$12.60

2007 KBW Community Bank Conference

sladesbank

Pleasantly different.

slades bank

Pleasantly different.

New Positioning

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Slades Bank is the community bank that delivers a level of service that exceeds expectations because of a company culture that inspires every employee to deliver a stellar experience to every customer every time.

Delivering Our Brand Promise

slades bank

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MA Workforce Training Grant

- Significant grant lets us invest in our core asset – our employees
- Training has begun
- Training COMPONENTS:
  - Customer Service
  - Sales
  - Leadership training

Total Grant $112,500

Logo Vision

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- Customers & Community
- Employees
- Shareholders

Renovated Branches

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Advertising

- Highlights our employees



Call Center specialist
Sharon Shepard reminds one customer of his wife's upcoming birthday every year, and orders flowers for another's anniversary.
We're thinking of adding that to her job description.
5.99
sladesbank

Enhanced Website

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- Intuitive, secure, easy to navigate, sleek design



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Login
Personal
Business
Financial Services
Community
About Us
Shareholder Services
6.01% & Free ATMs
nationwide
power checking
Learn more

Branch Merchandising

slades bank
Pleasantly different.


Joe Tavares is here to take care of business—yours.
Why not ask him about our business banking products?
sladesbank


Liz Floen is totally at home discussing home equity loans and lines.
Why not ask her about them?
sladesbank

Slades Bank Get Moving Walk 2006



slades bank
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power checking

6.01% APY & Free Nationwide ATM's

With 3 Simple Requirements:

- Direct Deposit or ACH
- Accept E-Statements
- 12 POS Debit Card transactions per month

power checking

<u>Powerful Results To Date:</u>


Power Checking is the answer
6.01%

- 208 new accounts opened since 6/4/07
- $3.2 million in new deposits
- Average monthly debit card transactions from 9 to 21 per account

Focus on our Future

- Enhanced Branches
- Improved Communication
- Evolved Technology
- Outsourced Efficiencies
- Strategic vision led collaboratively by Board of Directors and Management

Book Value
(Per Share)


5.0% Increase
2005 - 2006
$14
$13
$12
$11
$10
$9
$11.82
$12.49
2005
2006

2006 Dividend Yield

slades bank
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	Slades Bank	Peer Group
Dividend Payout Ratio	41.61 %	33.09 %
Dividend Yield	2.06 %	1.60 %

2007 KBW Community Bank Conference

slades bank

Pleasantly different.